Fees Summary	Feb. 10, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 5,740,000.00
Previously Paid Amount	0.00
Total Fee Amount	878.80
Total Offset Amount	0.00
Net Fee	$ 878.80
Final Prospectus	false